SHAREHOLDERS’ EQUITY	12 Months Ended
Dec. 31, 2024
Equity [Abstract]
SHAREHOLDERS’ EQUITY

NOTE－14 SHAREHOLDERS’ EQUITY

Ordinary Shares

The Company was established under the laws of Cayman Islands on June 2, 2022 with authorized share of 100,000,000 ordinary shares of par value US$0.001 each. On January 27, 2023, the Company amended its memorandum of association to effect a 1:4 stock split and to change the authorized share capital to $100,000 divided into 400,000,000 ordinary shares, of a par value of $0.00025 each. Concurrently, MWE Investments surrendered 12,077,700 ordinary shares to the Company. Precious Choice Global surrendered 622,300 ordinary shares to the Company.

On August 1, 2024, the Company issued 1,700,000 ordinary shares of a par value of $0.00025 of the Company under Company’s 2023 Equity Incentive Plan.

On September 25, 2024, the Company issued 790,000 ordinary shares of a par value of $0.00025 of the Company under Company’s 2023 Equity Incentive Plan.

On October 30, 2024, shareholders approved Company’s authorized share capital from US$100,000 divided into 400,000,000 shares of a nominal or par value of US$0.00025 each to US$2,500,000 divided into 10,000,000,000 shares of a nominal or par value of US$0.00025 each by the creation of an additional 9,600,000,000 shares of a nominal or par value of US$0.00025 each.

The Company is authorized to issue one class of ordinary share.

Dividends

On 31 December 2021, the company declared a dividend of S$0.0145 per ordinary share. The dividend is payable to its shareholders of record as of December 31, 2021. The dividend amount of US$0.08 million was distributed and paid in December 2022.

On 31 December 2021, the company declared a dividend of S$2.2083 per ordinary share. The dividend is payable to its shareholders of record as of December 31, 2021. The dividend amount of US$11.7 million was partially distributed and paid in December 2023 amounting to US$10.5 million.

The holders of the Company’s ordinary share are entitled to the following rights:

Voting Rights: Each share of the Company’s ordinary share entitles its holder to one vote per share on all matters to be voted or consented upon by the stockholders. Holders of the Company’s ordinary shares are not entitled to cumulative voting rights with respect to the election of directors.

Dividend Right: Subject to limitations under Cayman law and preferences that may apply to any shares of preferred stock that the Company may decide to issue in the future, holders of the Company’s ordinary share are entitled to receive ratably such dividends or other distributions, if any, as may be declared by the Board of the Company out of funds legally available therefor.

Liquidation Right: In the event of the liquidation, dissolution or winding up of our business, the holders of the Company’s ordinary share are entitled to share ratably in the assets available for distribution after the payment of all of the debts and other liabilities of the Company, subject to the prior rights of the holders of the Company’s preferred stock.

Other Matters: The holders of the Company’s ordinary share have no subscription, redemption or conversion privileges. The Company’s ordinary share does not entitle its holders to preemptive rights. All of the outstanding shares of the Company’s ordinary share are fully paid and non-assessable. The rights, preferences and privileges of the holders of the Company’s ordinary share are subject to the rights of the holders of shares of any series of preferred stock which the Company may issue in the future.